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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement (Registration Statement File Nos. 33-45122 and 811-6530) for the Panorama Plus Separate Account of C.M. Life Insurance Company.

                                                       /s/ ARTHUR ANDERSEN LLP


 Hartford, Connecticut
 January 26, 1996